EXHIBIT 99.1

                            Marketing Memorandum for

                    EquiVantage Home Equity Loan Trust 1996-4

The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                    EquiVantage Home Equity Loan Trust 1996-4
                           Preliminary Marketing Memo

Title of Securities: EquiVantage Home Equity Loan Trust 1996-4, Class A-1
                     Fixed Rate Certificates (the "Certificates").

Collateral: Substantially all of the collateral consists of fixed rate home equity loans

Approximate Size: [$80,000,000]

                                Class A-1
                                ---------
Approximate Face Amount:     [$80,000,000]


Average Life:          [3.406 years] TO 10% CALL    3.620 years TO MATURITY

Price:                     99-31+
Spread:                     +85
Coupon:                     6.75%                   Increases by 0.50% after 10%
                                                    call date

Pricing Speed:            24% HEP
Yield (CBE):                6.691%

Day Count:                 30/360

Expected Maturity:        [03/25/05] TO 10% CALL          [11/25/11] TO MATURITY

Final Maturity:           [01/25/27]


Servicer:                EquiVantage Inc.

Servicing Fee:           50 basis points per annum for first lien loans and
                         75 basis points per annum for second lien loans.

Trustee:                 Norwest Bank Minnesota, National Association

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard &
                         Poor's and Moody's.

Certificate Insurer:     Financial Guaranty Insurance Company ("FGIC"). FGIC's
                         claims-paying ability is rated AAA/Aaa/AAA by Standard and Poor's, Moody's and Fitch.

Certificate Insurance:   Timely payments of interest and eventual principal on
                         the Certificates will be 100% guaranteed by FGIC.

Cashflow Priority:       1) Servicing fee;
                         2) FGIC fee;
                         3) Trustee fee;
                         4) Repayment of unreimbursed Surety payments;
                         5) Accrued monthly interest for Class A-1;
                         6) Monthly principal to Class A-1;
                         7) Repayment of any unreimbursed Servicer advances;
                         8) Excess cashflow to build over-collaterialization
                            ("O/C"); and
                         9) Any excess cashflow reverts to the Sponsor.

Credit Enhancement:      1) 100% wrap from FGIC guaranteeing timely payment of
                            interest and eventual principal.
                         2) Overcollateralization.
                         3) Excess monthly cash flow

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    EquiVantage Home Equity Loan Trust 1996-4
                           Preliminary Marketing Memo


Overcollateralization:   The credit enhancement provisions of the Trust are
                         intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.


Overcollateralization
Levels (Approx.):        Initial O/C based             O/C Target based
                         on collateral balance:[ 0%]   on collateral
                                                       balance:[2.7%]

                         In addition, the O/C target will be equal to [$500,000] for the first six Payment Dates.

                         These O/C percentages are subject to step-downs beginning in month [36] if certain tests are met.


Clean-up Call:           The Residual Holder has the right to purchase the
                         mortgage loans from the Trust when the outstanding aggregate principal balance of the mortgage loans has declined to 10% or less of the initial aggregate principal balance of the mortgage loans. If such option is not excercised, the Servicer will then have such option. The option to purchase the mortgage loans is at par plus accrued interest for both the Residual Holder and the Servicer.

Coupon Step-Up:          If the Clean-Up Call is not exercised, the coupon on
                         the Class A-1 Certificates will increase by 0.50%.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on December 26, 1996.

Payment Delay:           [24] days.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month for the Class A-1 Certificates.

Cut-Off Date:            The closing of business on November 1, 1996.

Pricing Date:            [November 19, 1996]

Settlement Date:         [November 22, 1996]

ERISA
Considerations:          The Certificates will be ERISA eligible. However,
                         investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

Taxation:                REMIC.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  EquiVantage Home Equity Loan Trust 1996-4
                        Preliminary Marketing Memo


Available Pool
Information:          AS OF OCTOBER 31, 1996, THE STATISTICAL CALCULATION DATE:

                      Loans:            [ 1335 ]
                      Balance:          [$ 80,026,794.53 ]
                      WAC:              [ 11.306 %]
                      WAM:              [ 247.987 ]
                      WA CLTV:          [ 77.187 %]
                      % 1st Lien:       [ 96.41 %]
                      % 2nd Lien:       [ 3.59 %]
                      Loans with
                       prepay penalty:  [ 38.93 %]



Prospectus:           The Certificates are being offered pursuant to a
                      Prospectus which includes a Prospectus Supplement
                      (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information: Call the desk at (212) 778-2741, Vito Lodato at (212) 778-1390, Mimi Cheng at (212) 778-7474, Paul
                      Richardson at (212) 778-1507, or Ravi Gupta at (212) 778-7448 with any questions.

                      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          EQHEL64 - Equivantage 1996-4

Financial Strategies          11/19/96 10:27:58 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP EQHEL64                             Coupon                   6.750
Class         A1     CUR                          Accr  0.39375 1st Pmt 12/25/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 11/22/96
N/GWAC (Orig)       /        (10.797/11.306)
WAM    (Orig)         (25.975)                    Mat N/A        Settle 11/22/96
CenterPrice    99-31+ Inc   4.0               Table Yield        Roll@

                  ****  TO 10% CLEAN UP CALL ****

          HEP 0.00  HEP 16.00 HEP 20.00 HEP 24.00 HEP 28.00 HEP 32.00
   Price
   -----  --------- --------- --------- --------- --------- ---------
   97-19+    7.073     7.374     7.462     7.552     7.645     7.738
   97-23+    7.059     7.339     7.422     7.506     7.593     7.679
   97-27+    7.044     7.305     7.382     7.460     7.540     7.621
   97-31+    7.029     7.270     7.341     7.414     7.488     7.563
   98-03+    7.014     7.236     7.301     7.368     7.436     7.505
   98-07+    6.999     7.202     7.261     7.322     7.384     7.447
   98-11+    6.985     7.167     7.221     7.276     7.333     7.389
   98-15+    6.970     7.133     7.182     7.231     7.281     7.332
   98-19+    6.955     7.099     7.142     7.185     7.230     7.274
   98-23+    6.941     7.065     7.102     7.140     7.178     7.217
   98-27+    6.926     7.031     7.063     7.094     7.127     7.160
   98-31+    6.911     6.998     7.023     7.049     7.076     7.103
   99-03+    6.897     6.964     6.984     7.004     7.025     7.046
   99-07+    6.882     6.930     6.944     6.959     6.974     6.989
   99-11+    6.868     6.897     6.905     6.914     6.923     6.932
   99-15+    6.853     6.863     6.866     6.869     6.872     6.875
   99-19+    6.839     6.830     6.827     6.824     6.822     6.819
   99-23+    6.824     6.796     6.788     6.780     6.771     6.763
   99-27+    6.810     6.763     6.749     6.735     6.721     6.706
   99-31+    6.796     6.730     6.711     6.691     6.671     6.650
  100-03+    6.781     6.697     6.672     6.647     6.620     6.594
  100-07+    6.767     6.664     6.633     6.602     6.570     6.538
  100-11+    6.753     6.631     6.595     6.558     6.520     6.483
  100-15+    6.738     6.598     6.556     6.514     6.471     6.427
  100-19+    6.724     6.565     6.518     6.470     6.421     6.372
  100-23+    6.710     6.533     6.480     6.426     6.371     6.316
  100-27+    6.696     6.500     6.442     6.383     6.322     6.261
  100-31+    6.682     6.467     6.404     6.339     6.273     6.206
  101-03+    6.668     6.435     6.366     6.295     6.223     6.151
  101-07+    6.654     6.402     6.328     6.252     6.174     6.096
  101-11+    6.639     6.370     6.290     6.209     6.125     6.041
  101-15+    6.625     6.338     6.252     6.165     6.076     5.987
  101-19+    6.611     6.305     6.215     6.122     6.027     5.932
  101-23+    6.597     6.273     6.177     6.079     5.979     5.878
  101-27+    6.583     6.241     6.140     6.036     5.930     5.823
  101-31+    6.570     6.209     6.102     5.993     5.881     5.769
  102-03+    6.556     6.177     6.065     5.950     5.833     5.715
  102-07+    6.542     6.145     6.028     5.908     5.785     5.661
  102-11+    6.528     6.114     5.990     5.865     5.736     5.607

Avg. Life   15.245     4.901     4.026     3.406     2.941     2.587
Mod. Dur.    8.678     3.757     3.217     2.806     2.481     2.222
1st  Pmt.    0.092     0.092     0.092     0.092     0.092     0.092
Last Pmt. 12/25/23  12/25/08  10/25/06  03/25/05  12/25/03  01/25/03

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          EQHEL64 - Equivantage 1996-4
--------------------------------------------------------------------------------

     -  EQHEL64
     -  Statistical Calculation Date is  10/31/96
     -  HEL
     -      $80,026,794.53
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,335

Aggregate Unpaid Principal Balance:                $80,026,794.53
Aggregate Original Principal Balance:              $80,062,583.53

Weighted Average Net Coupon:                              10.797% * 50bps for 1st Lien
Net Coupon Range:                               8.100% -  15.090%   75bps for 2nd Lien

Weighted Average Gross Coupon:                            11.306%
Gross Coupon Range:                             8.600% -  15.650%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $59,945.16
Average Original Principal Balance:                    $59,971.97

Maximum Unpaid Principal Balance:                     $271,429.19
Minimum Unpaid Principal Balance:                       $9,000.00

Maximum Original Principal Balance:                   $272,000.00
Minimum Original Principal Balance:                     $9,000.00

Weighted Avg. Stated Rem. Term (LPD to Ball/Mat Date):    247.987
Stated Rem Term Range:                          60.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        311.151
Amortized Rem Term Range:                       59.999 -  360.081

Weighted Average Age (First Pay thru Last Pay):             0.446
Age Range:                                       0.000 -    3.000

Weighted Average Original Term (To Ball/Maturity):        248.432
Original Term Range:                            60.000 -  360.000

Weighted Average Original Amortization Term:              311.742
Original Amortization Term Range:               60.000 -  360.000

Weighted Average Combined LTV:                             77.187 * Given
Combined LTV Range:                            18.030% -  90.000%
--------------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          EQHEL64 - Equivantage 1996-4

                            GROSS COUPON
-------------------------------------------------------------------
                                      Total
             Gross                #      %          Current
             Coupon              Loan   Pool        Balance

 8.50% < Gross Coupon <=  8.75%      1    .07         $56,644.40
 8.75% < Gross Coupon <=  9.00%      5    .52        $414,995.48
 9.00% < Gross Coupon <=  9.25%      7    .77        $618,800.00
 9.25% < Gross Coupon <=  9.50%     21   1.68      $1,347,174.61
 9.50% < Gross Coupon <=  9.75%     50   4.13      $3,303,700.08
 9.75% < Gross Coupon <= 10.00%     63   4.98      $3,982,096.75
10.00% < Gross Coupon <= 10.25%     51   4.13      $3,301,951.29
10.25% < Gross Coupon <= 10.50%    108   8.08      $6,462,929.28
10.50% < Gross Coupon <= 10.75%    119   9.29      $7,432,809.45
10.75% < Gross Coupon <= 11.00%    157  14.10     $11,286,123.50
11.00% < Gross Coupon <= 11.25%     94   7.13      $5,703,852.86
11.25% < Gross Coupon <= 11.50%     77   5.93      $4,745,335.48
11.50% < Gross Coupon <= 11.75%    108   7.76      $6,212,693.62
11.75% < Gross Coupon <= 12.00%     95   7.49      $5,993,878.23
12.00% < Gross Coupon <= 12.25%     47   3.22      $2,579,109.62
12.25% < Gross Coupon <= 12.50%     77   5.65      $4,519,941.59
12.50% < Gross Coupon <= 12.75%     57   4.29      $3,435,639.22
12.75% < Gross Coupon <= 13.00%     53   3.25      $2,600,610.59
13.00% < Gross Coupon <= 13.25%     36   2.08      $1,661,607.49
13.25% < Gross Coupon <= 13.50%     38   2.08      $1,663,593.91
13.50% < Gross Coupon <= 13.75%     16    .77        $614,889.06
13.75% < Gross Coupon <= 14.00%     14    .81        $647,530.49
14.00% < Gross Coupon <= 14.25%     12    .51        $406,421.02
14.25% < Gross Coupon <= 14.50%     15    .82        $660,075.01
14.50% < Gross Coupon <= 14.75%      4    .11         $84,099.30
14.75% < Gross Coupon <= 15.00%      3    .09         $75,290.07
15.00% < Gross Coupon <= 15.25%      3    .12         $95,744.32
15.25% < Gross Coupon <= 15.50%      1    .02         $13,996.16
15.50% < Gross Coupon <= 15.75%      3    .13        $105,261.65
-------------------------------------------------------------------
Total.....                       1,335 100.00%    $80,026,794.53
===================================================================

                      CURRENT MORTGAGE AMOUNT
----------------------------------------------------------------------


                                      Total
             Current                #       %          Current
          Mortgage Amt.            Loan    Pool        Balance

             Balance <=    25,000    131    3.13      $2,504,428.82
    25,000 < Balance <=    50,000    496   23.82     $19,063,938.29
    50,000 < Balance <=    75,000    406   30.89     $24,717,255.56
    75,000 < Balance <=   100,000    157   17.02     $13,620,035.02
   100,000 < Balance <=   150,000    104   15.52     $12,418,921.70
   150,000 < Balance <=   200,000     28    5.85      $4,681,610.01
   200,000 < Balance <=   250,000     11    3.11      $2,489,175.94
   250,000 < Balance <=   300,000      2     .66        $531,429.19
----------------------------------------------------------------------
Total.....                         1,335  100.00%    $80,026,794.53
======================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          EQHEL64 - Equivantage 1996-4


                 ORIGINAL MORTGAGE AMOUNT
---------------------------------------------------------------------


                                      Total
            Original                #       %         Current
          Mortgage Amt.            Loan    Pool       Balance

             Balance <=    25,000    131    3.13     $2,504,428.82
    25,000 < Balance <=    50,000    496   23.82    $19,063,938.29
    50,000 < Balance <=    75,000    406   30.89    $24,717,255.56
    75,000 < Balance <=   100,000    157   17.02    $13,620,035.02
   100,000 < Balance <=   150,000    104   15.52    $12,418,921.70
   150,000 < Balance <=   203,150     28    5.85     $4,681,610.01
   203,150 < Balance <=   250,000     11    3.11     $2,489,175.94
   250,000 < Balance <=   300,000      2     .66       $531,429.19
---------------------------------------------------------------------
Total.....                         1,335  100.00%   $80,026,794.53
=====================================================================


                     REMAINING TERM TO BALLOON/MATURITY
----------------------------------------------------------------

                                                  Total
                                  #      %       Current
         Remaining Term          Loan   Pool     Balance

 48 < Rem Term <=  60                1    .01      $10,000.00
 60 < Rem Term <=  72                2    .07      $56,005.00
 72 < Rem Term <=  84                5    .13     $104,984.51
 84 < Rem Term <=  96                1    .03      $27,697.00
108 < Rem Term <= 120               38   1.48   $1,182,595.64
132 < Rem Term <= 144                2    .11      $88,134.60
168 < Rem Term <= 180              723  50.74  $40,601,872.66
228 < Rem Term <= 240              198  13.14  $10,514,796.47
348 < Rem Term <= 360              365  34.29  $27,440,708.65
----------------------------------------------------------------
Total.....                       1,335 100.00% $80,026,794.53
================================================================


                     ORIGINAL TO BALLOON/MATURITY
------------------------------------------------------------------


                                                    Total
            Original              #      %         Current
            Maturity             Loan   Pool       Balance

50  < Original Maturity <=  60       1    .01        $10,000.00
70  < Original Maturity <=  80       2    .07        $56,005.00
80  < Original Maturity <=  90       5    .13       $104,984.51
90  < Original Maturity <=  100      1    .03        $27,697.00
110 < Original Maturity <=  120     38   1.48     $1,182,595.64
140 < Original Maturity <=  150      2    .11        $88,134.60
170 < Original Maturity <=  180    723  50.74    $40,601,872.66
230 < Original Maturity <=  240    198  13.14    $10,514,796.47
350 < Original Maturity <=  360    365  34.29    $27,440,708.65
------------------------------------------------------------------
Total.....                       1,335 100.00%   $80,026,794.53
==================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          EQHEL64 - Equivantage 1996-4

                  ORIGINAL AMORTIZATION TERM
-------------------------------------------------------------------


                                      Total
                                  #      %          Current
     Amortization Term           Loan   Pool        Balance

 48 < Amort Term <=  60             1    .01         $10,000.00
 60 < Amort Term <=  72             2    .07         $56,005.00
 72 < Amort Term <=  84             5    .13        $104,984.51
 84 < Amort Term <=  96             1    .03         $27,697.00
108 < Amort Term <= 120            38   1.48      $1,182,595.64
132 < Amort Term <= 144             2    .11         $88,134.60
168 < Amort Term <= 180           298  15.56     $12,454,697.27
228 < Amort Term <= 240           198  13.14     $10,514,796.47
348 < Amort Term <= 360           790  69.46     $55,587,884.04
-------------------------------------------------------------------
Total.....                       1,335 100.00%    $80,026,794.53
===================================================================


                            APPRAISAL BALANCE
----------------------------------------------------------------------


                                      Total
            Appraisal               #       %          Current
             Balance               Loan    Pool        Balance

             Balance <=    25,000     18     .32        $254,841.20
    25,000 < Balance <=    50,000    245    9.17      $7,341,393.62
    50,000 < Balance <=    75,000    477   27.57     $22,060,971.34
    75,000 < Balance <=   100,000    271   21.03     $16,829,191.92
   100,000 < Balance <=   150,000    230   25.01     $20,014,898.24
   150,000 < Balance <=   203,150     54    8.48      $6,789,237.76
   203,150 < Balance <=   250,000     21    4.00      $3,201,081.63
   250,000 < Balance <=   300,000      9    2.19      $1,751,300.84
   300,000 < Balance <=   350,000      7    1.54      $1,234,523.98
   350,000 < Balance <=   400,000      1     .30        $238,200.00
   450,000 < Balance <=   500,000      1     .19        $150,154.00
   500,000 < Balance <=   600,000      1     .20        $161,000.00
----------------------------------------------------------------------
Total.....                         1,335  100.00%    $80,026,794.53
======================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          EQHEL64 - Equivantage 1996-4

               GEOGRAPHIC DISTRIBUTION
 ----------------------------------------------


                                  Current
     State     # Loans  % Pool    Balance

Colorado             1     .07        $59,456
Delaware             2     .16       $126,181
Florida             42    2.96     $2,369,132
Georgia             93    5.41     $4,329,927
Iowa                 5     .35       $277,139
Illinois            85    7.28     $5,822,314
Indiana             96    5.93     $4,747,039
Kentucky            35    2.19     $1,749,067
Louisiana           59    3.14     $2,510,312
Maryland            51    5.70     $4,565,179
Michigan           175   13.46    $10,774,022
Missouri             5     .30       $236,268
Mississippi         30    1.93     $1,543,404
North Carolina     105    7.65     $6,124,968
Ohio               216   16.15    $12,925,931
Oregon              13    1.23       $985,806
South Carolina      72    5.88     $4,704,547
Tennessee          199   14.86    $11,888,662
Texas                2     .20       $159,155
Utah                 3     .39       $312,825
Virginia             2     .17       $139,456
Washington          41    4.33     $3,465,916
Wisconsin            3     .26       $210,088
---------------------------------------------
Total.....       1,335  100.00%   $80,026,795
=============================================

                         PROPERTY-TYPE
-----------------------------------------------------------------

                                                    Total
                                  #      %         Current
                                 Loan   Pool       Balance

Manufactured Housing                60   3.76     $3,009,787.81
PUD                                 10   1.14       $908,375.95
Townhouses                           1    .05        $44,000.00
Condominiums                         9    .60       $479,191.15
Single Family Detached           1,194  89.97    $72,000,856.82
Single Family Attached              16   1.15       $917,483.39
2-4 Family                          38   2.73     $2,182,049.39
2 Units Detached (Blankets)          7    .61       $485,050.02
------------------------------------------------------------------
Total.....                       1,335 100.00%   $80,026,794.53
==================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          EQHEL64 - Equivantage 1996-4
                               COMBINED LTV RANGE
       ------------------------------------------------------------------


             COMBINED                                Total
               LTV                #      %         Current
              RANGE              Loan   Pool       Balance

 15.000 < COMBINED_LTV <=  20.000    3    .05        $39,041.66
 20.000 < COMBINED_LTV <=  25.000    3    .08        $61,340.51
 25.000 < COMBINED_LTV <=  30.000    5    .13       $101,132.99
 30.000 < COMBINED_LTV <=  35.000   14    .73       $584,326.95
 35.000 < COMBINED_LTV <=  40.000   10    .49       $392,445.11
 40.000 < COMBINED_LTV <=  45.000   10    .52       $416,323.45
 45.000 < COMBINED_LTV <=  50.000   30   1.26     $1,005,445.19
 50.000 < COMBINED_LTV <=  55.000   22   1.05       $837,885.80
 55.000 < COMBINED_LTV <=  60.000   53   2.70     $2,163,857.45
 60.000 < COMBINED_LTV <=  65.000   62   3.48     $2,785,064.15
 65.000 < COMBINED_LTV <=  70.000  118   7.44     $5,955,575.16
 70.000 < COMBINED_LTV <=  75.000  196  13.27    $10,618,205.18
 75.000 < COMBINED_LTV <=  80.000  452  34.74    $27,803,748.31
 80.000 < COMBINED_LTV <=  85.000  291  27.05    $21,649,240.11
 85.000 < COMBINED_LTV <=  90.000   66   7.01     $5,613,162.51
------------------------------------------------------------------
Total.....                       1,335 100.00%   $80,026,794.53
==================================================================


                  CREDIT GRADE
------------------------------------------------------------------


                                                    Total
                                  #      %         Current
       Loan Feature              Loan   Pool       Balance

A+                                  35   3.62     $2,893,209.09
A                                  642  51.38    $41,116,628.51
B                                  475  34.50    $27,612,085.71
C                                  183  10.50     $8,404,871.22
------------------------------------------------------------------
Total.....                       1,335 100.00%   $80,026,794.53
==================================================================


                  Number of Units
------------------------------------------------------------------


                                                    Total
                                  #      %         Current
     Loan Feature                Loan   Pool       Balance

1                                1,292  96.84    $77,498,653.96
2                                   30   1.95     $1,558,331.05
3                                    8    .84       $674,615.16
4                                    5    .37       $295,194.36
------------------------------------------------------------------
Total.....                       1,335 100.00%   $80,026,794.53
==================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          EQHEL64 - Equivantage 1996-4

                            LIEN STATUS                           13-Nov-1996
------------------------------------------------------------------------


                                          Total              Total
                        #      %         Current            Original
     Lien Status       Loan   Pool       Balance            Balance

 1                     1,253  96.41    $77,153,426.86     $77,187,827.53
 2                        82   3.59     $2,873,367.67      $2,874,756.00
------------------------------------------------------------------------
Total.....             1,335 100.00%   $80,026,794.53     $80,062,583.53
========================================================================


                         DOCUMENTATION LEVEL
-----------------------------------------------------------------


                                                    Total
                                  #      %         Current
                                 Loan   Pool       Balance

Full Documentation               1,323  98.87    $79,124,973.55
Limited Documentation               12   1.13       $901,820.98
------------------------------------------------------------------
Total.....                       1,335 100.00%   $80,026,794.53
==================================================================


                            LOAN-PURPOSE
---------------------------------------------------------------
                                                  Total
                                  #      %       Current
                                 Loan   Pool     Balance

Purchase                            89   8.56   $6,849,976.47
Cash Out Refinance                 798  54.59  $43,690,163.80
Refinance                          108   7.89   $6,311,493.99
Debt Consolidation                 340  28.96  $23,175,160.27
----------------------------------------------------------------
Total.....                       1,335 100.00% $80,026,794.53
================================================================
                              BALLOON LOANS
----------------------------------------------------------------

                                                  Total
                                  #      %       Current
BALLOON CODE                     Loan   Pool     Balance

  Fully Amortizing                 910  64.83  $51,879,619.14
  Balloon                          425  35.17  $28,147,175.39
----------------------------------------------------------------
Total.....                       1,335 100.00% $80,026,794.53
================================================================

                  PREPAYMENT PENALTY
-------------------------------------------------------------------------
                                           Total              Total
                        #      %          Current            Original
   Prepay Penalties    Loan   Pool        Balance            Balance

None                     772  61.07     $48,874,286.82     $48,900,872.50
Yes                      563  38.93     $31,152,507.71     $31,161,711.03
-------------------------------------------------------------------------
Total.....             1,335 100.00%    $80,026,794.53     $80,062,583.53
=========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.